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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) April 24, 1998


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1998 providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass- Through Certificates, Series 1998-1)


                   Chase Commercial Mortgage Securities Corp.
             (Exact name of registrant as specified in its charter)


          New York                   333-48395                  13-3728743
-----------------------------       -----------             -------------------
(State or Other Jurisdiction        (Commission               (I.R.S Employer
      of Incorporation)              File No.)              Identification No.)



     380 Madison Avenue
     New York, New York
    ---------------------                               10017-2951
    (Address of Principal                               ----------
      Executive Offices)                                (Zip Code)


Registrant's telephone number, including area code (212) 622-3510

                                                                1

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Item 5.  Other Events

                  The Registrant registered issuances of Commercial Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-48395). Pursuant to a base prospectus, dated April 23, 1998 and a prospectus supplement, subject to completion, dated April 23, 1998, the Registrant plans to issue approximately $736,074,976 in aggregate principal amount of its Commercial Mortgage Pass-Through Certificates, Series 1998-1 (the "Certificates") on or about
May 15, 1998. This Current Report on Form 8-K discloses the use of Computational Materials (as defined in the Kidder Peabody Acceptance Corporation I, SEC No-Action Letter, available May 24, 1994)by the underwriters in connection with the offering of the Certificates. Such Computational Materials are filed on even date herewith in paper form under cover of Form SE, pursuant to a continuing hardship exemption issued by the Securities and Exchange Commission.




                                       2

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.


                                            CHASE COMMERCIAL MORTGAGE
                                              SECURITIES CORP.


                                            By:      /s/Michael J. Malter
                                                   ------------------------
                                            Name:   Michael J. Malter
                                            Title:  President

Dated:  May 1, 1998



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                                 EXHIBIT INDEX


EXHIBIT NO.           DESCRIPTION                                  PAGE NO.
-----------           -----------                                  --------

    99                Computational Materials as prepared by          5
                      the underwriter in connection with the
                      offering of the Certificates filed in
                      paper form under cover of Form SE on or
                      about May 1, 1998